CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of Tango Incorporated (the “Company”) on Form 10-QSB for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sameer Hirji CEO and Todd Violette. COO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: June 29, 2004	Tango Incorporated By: /s/ Sameer Hirji Sameer Hirji, CEO By: /s/ Todd Violette Todd Violette, COO